UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4321

JPMorgan Value Opportunities Fund, Inc.
(Exact name of registrant as specified in charter) 1101 Vermont Avenue, NW
Washington, DC 20005 (Address of principal executive offices)

Jennifer L. Butler
Secretary
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005 (Name and address of agent for service)

Registrant’s telephone number, including area code: (202) 842-5665

Date of fiscal year end: June 30, 2010

Date of reporting period: June 30, 2010

Item 1.  Reports to Stockholders.

Annual report dated June 30, 2010

CONTENTS

President’s Letter	1
Investment Adviser’s Report	3
Schedule of Portfolio Investments	6
Financial Statements	9
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	20
Schedule of Shareholder Expenses	21
Board Approval of Investment Advisory Agreement	22
Tax Letter	23
Directors	24

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Please note that current performance may be higher or lower than the performance data shown in this report. Certain Fund fees are currently being waived. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

JPMorgan Value Opportunities Fund

PRESIDENT’S LETTER
August 9, 2010 (Unaudited)

Dear Fellow Shareholders:

For the fiscal year ended June 30, 2010, the JPMorgan Value Opportunities Fund (Class A shares) returned 13.8% with all distributions reinvested. The Fund paid an income dividend on December 22, 2009 of 16.183 cents per share. The Fund did not make a capital gain distribution during the fiscal year.

The past 12 months represented a considerable turnaround from the preceding fiscal year, as stock markets performed well through the second half of 2009 and the first quarter of 2010. The market did give back some of its gains in the second quarter of 2010, reacting poorly to the debt crisis in Europe and uncertainties about the strength of the economic recovery in the U.S. and abroad.

The Fund outperformed its benchmark, the Russell 1000 Value Index, as well as the Standard & Poor’s 500 Composite Index in the first half of the year, but underperformed in the second half. For the year ended June 30, 2010, the Russell 1000 Value Index was up 16.9% and the S&P 500 was up 14.4% compared to the Fund’s return of 13.8%, on a total return basis.

Over the past year, small- and mid-cap value stocks were generally the better performers, as is often the case in the early stages of a stock market recovery. The best performing S&P 500 stock sectors were consumer discretionary, industrials and financials while those that performed poorly were utilities, telecommunications, and energy. For the Fund, stronger results came generally from its insurance, energy and industrial holdings. Technology, capital markets and health care stocks did poorly. See the Investment Adviser’s Report on page 3 for more detailed information.

While the stock market became more volatile during the second quarter of 2010, the national economy did continue to grow. The gross domestic product (GDP) experienced its fourth consecutive quarter of growth for the period ended June 30, 2010, which had been preceded by four quarters of falling GDP.

Consumer spending has been increasing, although it remains "constrained," according to the Federal Reserve. Some consumers seem to have rediscovered frugality as the level of consumer debt has been decreasing. Unemployment does remain stubbornly high at 9.5% and continues to be a drag on consumer spending.

Industrial production has also been increasing, corporate profits are rising and many corporations have strong cash positions on their balance sheets. More companies have started paying dividends or have increased the size of their dividends. However, regulatory and economic uncertainties have caused many companies to be slow in hiring or re-hiring employees. Meanwhile, state and local governments, facing reduced tax revenues, have reduced spending, laid off teachers and other employees, and/or increased taxes. The housing and commercial real estate markets remain very weak, adversely affecting the construction and other related industries. The overall effect is a slow paced recovery and a sense of uncertainty which have slowed the stock market’s rebound from its March 2009 low point. At June 30, 2010, the S&P 500 was still 34% below its previous high in October 2007.

The slow recovery has also meant that some are urging new federal stimulus programs to supplement the stimulus programs that are now winding down. However, concerns about the large federal deficit are reducing the likelihood of more federal spending, even if the current Congress is unwilling or unable to take any steps that would reduce the federal deficit in the years ahead. By contrast, in parts of Europe, national government budgets are being cut back, as some nations confront their large national debt. Uncertainty about the future direction of the U.S. tax and spending policies have contributed to recent stock market volatility.

Nevertheless, we feel cautiously optimistic about the future. We think the economy will continue to grow, even though the recovery has not been as rapid as desired. As noted above, consumer spending has been increasing and many companies have strong earnings and balance sheets. The price earnings ratio for S&P 500 stocks is not high by historical standards, and there is a great deal of cash, which was once invested in stocks, sitting on the sidelines.

The role of the federal government in restoring national economic and financial health is a complex and challenging one. The federal government, particularly the Federal Reserve, did much to end the financial crisis of 2008–2009. Most of the dollars used in the much criticized federal Troubled Asset Relief Program (TARP), which bailed out many financial institutions and the auto industry, have been returned. Indeed, the federal government has earned profits on its preferred stock holdings in banks. While the Federal Reserve looks for ways to wind down its guarantee and asset purchase programs, it does continue its highly accommodative monetary policy of a near zero federal funds interest rate. The Federal Reserve expects to continue low interest rates for "an extended period." We are uncertain how the cost-benefit equation of health care and financial regulatory reform measures will play out, but the uncertainties generated by these and other legislative initiatives should diminish with time.

While individuals, financial institutions and businesses work their way out of unsustainable or unhealthy levels of debt, leverage or other problems, slow, steady growth should provide a more solid foundation for stock market stability and reasonable appreciation. The greatest long-term challenge is to restore ailing state and local governments to fiscal health and to reduce the federal deficit largely fueled by ever-growing entitlement programs. This will require the right mix of tax and spending policy as the economy recovers — a considerable challenge in this fractured political environment.

If you have questions or comments about your Fund, please do not hesitate to contact us. We look forward to reporting to you again in six months.

Sincerely,

Jeffrey L. Steele
President

CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2010 (a):
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION 12/31/2001 (b)
JPMORGAN VALUE OPPORTUNITIES FUND CLASS A	13.8%	-33.2%	-10.5%	21.3%
RUSSELL 1000 VALUE INDEX (c)	16.9	-32.6	-7.9	19.9
STANDARD & POOR’S 500 COMPOSITE INDEX (d)	14.4	-26.7	-3.9	5.9
(a)Results shown are at net asset value with dividends and capital gain distributions reinvested.
(b)Date Fund began operations as JPMorgan Value Opportunities Fund.
(c)The Russell 1000 Value Index measures the performance of large cap value stocks. An individual cannot invest directly in an index.
(d)The Standard & Poor’s 500 Composite Index is an unmanaged broad-based index that is used as representation of the U.S. stock market. It includes 500 widely held common stocks. An individual cannot invest directly in an index.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current  performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.

INVESTMENT ADVISER’S REPORT
As of June 30, 2010 (Unaudited)

FUND FACTS
Fund Inception	December 31, 2001
Fund Year End	June 30
Net Assets as of 6/30/10 (in thousands)	$585,469
Primary Benchmark	Russell 1000 Value Index

Q: HOW DID THE FUND PERFORM?

A:The Value Opportunities Fund, which seeks to provide long term capital appreciation*, had a total return of 13.8%** (Class A shares) for the trailing 12 months ended June 30, 2010, underperforming the 16.9% return of the Russell 1000 Value Index, the Fund’s benchmark.

Q.WHY DID THE FUND PERFORM THIS WAY?

A:The majority of the underperformance occurred during the second quarter of 2010, as the pro-cyclical bias in our portfolio did not work well in a period where fears of a double-dip recession intensified and investors flocked to lower beta stocks in areas such as utilities and consumer staples. The Value Opportunities portfolio has also been emphasizing the larger-cap names in our investment universe, as our work indicates that the largest market cap stocks are trading at exceptionally compelling valuations, particularly in the technology sector. However, given that these companies tend to be multinational with greater exposure to revenue streams outside the United States, fears over the European crisis and a potential slowdown in China, have taken a particularly hard toll on their stocks. In addition, concerns over increased regulatory pressure have been much greater on the larger cap names, particularly in the financial sector.

Technology stocks as a group posed the biggest headwind to the portfolio’s performance over the past year. Within the software and services sector, our overweight position relative to the benchmark in Microsoft detracted from performance. As the market continues to debate whether the introduction of tablets will take share from PCs and notebooks or represent incremental demand, Microsoft’s current lack of a tablet offering is causing some to question their longer term growth outlook. Furthermore, the software giant has experienced pressure in the mobile phone market, and the challenges it faces were exacerbated by the management changes in its devices and entertainment division. We continue to keep an overweight position relative to the benchmark, as the company possesses large enterprise software advantages, making its operating system and software an integral part of a multi-year enterprise refresh cycle. With a free cash flow yield of over 10%, the valuation remains compelling.

The capital markets sector also negatively detracted from performance. State Street, a leading processing and custody bank, was the largest individual performance detractor this year. State Street’s stock was under pressure after it reported weakness in its securities lending and foreign exchange businesses, coupled with a lower core net interest margin, higher expenses, and concerns over potential charges related to its legacy securities lending collateral pool. The processing banks are beneficiaries of higher interest rates, and the stocks have underperformed as the market continues to push out expectations of when the Federal Reserve will begin raising rates. However, the stock remains very cheap on any objective basis, as it appears that the some investors may have overreacted to both seasonal weakness in the company’s business and the overhang of potential charge-offs. Longer term, we believe State Street is well positioned amongst the processors and will continue to gain market share.

The insurance industry made a strong positive contribution to the portfolio’s performance over the past year. In particular, MGIC, the mortgage insurance company, performed well after reporting an operating loss that was much lower than expected. The company also reported encouraging credit statistics that showed a deceleration in delinquency growth. Both delinquency count and rescissions, or claim rejections, are showing improvements in 2010. Our investment thesis has long held that the market was pricing in overly pessimistic loss assumptions on the mortgages insured from 2005–2008. As more claims are rejected due to poorly underwritten mortgages issued from 2005–2008 and cure rates improve, reserve releases will become increasingly likely. In addition, the impact of loan modifications and seasonal strength could accelerate the timetable for these reserve releases.

Positive stock selection in the industrial cyclical sector was also one of the biggest positive contributors to performance in the Large Cap Value strategy. In particular, Navistar International, the manufacturer of trucks and military vehicles, aided performance after the company reported better-than-expected earnings. Investors were particularly encouraged by the fact that profitability in the truck division was strong, indicating that the future profit potential of the company should be robust once the truck market fully recovers. The company has also been increasing its share of commercial trucks and engines in North America due to customers’ positive reception to its new truck engines. In addition, Navistar has limited exposure to European markets; currently, 90% of revenues emanate from North America. Given that North American truck demand appears solid and truckers have reacted positively to Navistar’s new truck engines, the company appears poised to perform well in the coming quarters.

Q.HOW WAS THE FUND MANAGED?

A:Our investment strategy utilizes active stock selection with a systematic valuation process. Sector bets are relatively constrained; however, within broad sectors we have established positions in companies that reflect broader themes. The Fund invests in a diversified portfolio of 70–110 U.S. large-cap equities and seeks to earn an annualized excess return above the Russell 1000 Value Index over a full market cycle before fees.

*The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

**The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The performance of Class A shares including a sales charge was 7.7%.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Bank of America Corp.	4.6%
2.	Wells Fargo & Co.	4.2
3.	Merck & Co., Inc.	4.1
4.	Procter & Gamble Co.	3.5
5.	Microsoft Corp.	2.5
6.	Walt Disney Co.	2.4
7.	Goldman Sachs Group, Inc.	2.4
8.	Chevron Corp.	2.4
9.	Pfizer, Inc.	2.1
10.	CVS/Caremark Corp.	2.0

PORTFOLIO COMPOSITION BY SECTOR*
Financials	28.1%
Health Care	14.3
Energy	11.9
Consumer Discretionary	10.4
Industrials	8.4
Information Technology	8.3
Consumer Staples	8.0
Utilities	4.1
Telecommunication Services	3.3
Materials	3.1
Short-Term Investment	0.1

* Percentages indicated are based upon total investments as of June 30, 2010. The Fund’s composition and holdings are subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR*	SINCE INCEPTION*
CLASS A SHARES	12/31/01
Without Sales Charge		13.8%	-2.2%	2.3%
With 5.25% Sales Charge		7.7	-3.2	1.7
CLASS B SHARES	12/31/01
Without CDSC		13.1	-2.7	1.7
With CDSC**		8.1	-3.1	1.7
CLASS C SHARES	2/19/05
Without CDSC		13.2	-2.7	1.7
With CDSC***		12.2	-2.7	1.7
INSTITUTIONAL CLASS SHARES	12/31/04	14.3	-1.8	2.6
*   Performance for Class C and Institutional Class shares for periods prior to their inception is based on the performance of Class A shares adjusted to reflect the differences in expenses and sales charges between classes.
**Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, 2% CDSC for the five-year period and 0% CDSC thereafter.
***   Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AVERAGE ANNUAL TOTAL RETURNS BASED ON A $1,000 INVESTMENT (FOR PERIODS ENDED JUNE 30, 2010)
	INCEPTION DATE	1 YEAR	5 YEARS	SINCE INCEPTION
CLASS A SHARES with 5.25% sales charge	12/31/01	7.7%	-3.2%	1.7%

LIFE OF FUND PERFORMANCE (12/31/01 TO 06/30/10)

Below are the data points for the chart provided above.

	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05	6/30/2006	6/30/2007	6/30/2008	6/30/2009	6/30/2010

JPM VOF	9,475	8,285	10,989	12,872	13,343	13,966	17,210	13,118	10,099	11,989
RUSS 1000	10,000	8,448	10,985	12,796	13,697	14,593	17,789	14,449	10,254	11,494
LLCVI	10,000	8,032	10,281	11,515	12,235	12,781	15,524	12,958	9,591	10,842
S&P 500	10,000	7,790	10,024	11,114	11,658	11,974	14,439	12,545	9,256	10,592

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.

The performance of the Russell 1000 Value Index and the Standard & Poor’s 500 Composite Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

The Fund commenced operations as the JPMorgan Value Opportunities Fund on 12/31/01. The Fund previously operated as The Growth Fund of Washington.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Opportunities Fund, Russell 1000 Value Index, Standard & Poor’s 500 Composite Index and Lipper Large-Cap Value Funds Index from December 31, 2001 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor’s 500 Composite Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge. Prior to November 15, 2004, the maximum sales charge was 5.75%.

Certain fees payable by the Fund are currently being waived as described in the prospectus. Had the expenses not been waived, returns would have been lower. Performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.4%
Consumer Discretionary — 10.3%
	Auto Components — 1.1%
230	Johnson Controls, Inc.	6,176
	Hotels, Restaurants & Leisure — 0.9%
74	Carnival Corp.	2,237
91	International Game Technology	1,425
60	Royal Caribbean Cruises Ltd. (a)	1,376
		5,038
	Household Durables — 0.4%
135	Lennar Corp., Class A	1,872
30	Toll Brothers, Inc. (a)	489
		2,361
	Media — 6.3%
74	DIRECTV, Class A (a)	2,514
244	Gannett Co., Inc.	3,288
144	Time Warner Cable, Inc.	7,485
341	Time Warner, Inc.	9,844
446	Walt Disney Co. (The)	14,053
		37,184
	Multiline Retail — 0.4%
47	Kohl’s Corp. (a)	2,228
	Specialty Retail — 0.7%
221	Staples, Inc.	4,206
	Textiles, Apparel & Luxury Goods — 0.5%
86	Coach, Inc.	3,140
	Total Consumer Discretionary	60,333
Consumer Staples — 7.9%
	Beverages — 0.8%
88	Coca-Cola Co. (The)	4,420
	Food & Staples Retailing — 2.3%
404	CVS/Caremark Corp.	11,859
96	Kroger Co. (The)	1,884
		13,743
	Food Products — 0.8%
71	General Mills, Inc.	2,530
39	JM Smucker Co. (The)	2,354
		4,884
	Household Products — 3.5%
338	Procter & Gamble Co. (The)	20,251
	Tobacco — 0.5%
66	Philip Morris International, Inc.	3,021
	Total Consumer Staples	46,319
Energy — 11.9%
	Energy Equipment & Services — 1.2%
36	Cameron International Corp. (a)	1,155
161	Halliburton Co.	3,958
63	Noble Corp., (Switzerland) (a)	1,950
		7,063
Oil, Gas & Consumable Fuels — 10.7%
54	Anadarko Petroleum Corp.	1,949
81	Apache Corp.	6,856
204	Chevron Corp.	13,862
225	ConocoPhillips	11,055
75	Devon Energy Corp.	4,569
36	EOG Resources, Inc.	3,541
150	Occidental Petroleum Corp.	11,598
58	Peabody Energy Corp.	2,258
372	Williams Cos., Inc. (The)	6,794
		62,482
	Total Energy	69,545
Financials — 28.0%
	Capital Markets — 4.9%
106	Goldman Sachs Group, Inc. (The)	13,898
394	Morgan Stanley	9,143
159	State Street Corp.	5,386
		28,427
	Commercial Banks — 7.0%
278	BB&T Corp.	7,327
226	Fifth Third Bancorp	2,776
208	U.S. Bancorp	4,640
951	Wells Fargo & Co.	24,335
87	Zions Bancorp	1,885
		40,963
	Consumer Finance — 1.1%
164	Capital One Financial Corp.	6,617
	Diversified Financial Services — 6.8%
1,877	Bank of America Corp.	26,968
2,436	Citigroup, Inc. (a)	9,160
183	North American Financial Holdings, Inc., Class A (a) (e) (f) (i)	3,575
		39,703
	Insurance — 6.7%
140	ACE Ltd., (Switzerland)	7,197
130	Aflac, Inc.	5,530
78	Berkshire Hathaway, Inc., Class B (a)	6,216
252	MetLife, Inc.	9,497
136	Prudential Financial, Inc.	7,306
63	RenaissanceRe Holdings Ltd., (Bermuda)	3,557
		39,303
	Real Estate Investment Trusts (REITs) — 1.1%
92	Annaly Capital Management, Inc.	1,573
13	Camden Property Trust	543
359	Lexington Realty Trust	2,158
202	ProLogis	2,046
		6,320
	Thrifts & Mortgage Finance — 0.4%
160	New York Community Bancorp, Inc.	2,440
	Total Financials	163,773
Health Care — 14.3%
	Biotechnology — 1.8%
115	Biogen Idec, Inc. (a)	5,457
93	Celgene Corp. (a)	4,723
		10,180
	Health Care Equipment & Supplies — 0.6%
93	Covidien plc, (Ireland)	3,717
	Health Care Providers & Services — 2.8%
122	Aetna, Inc.	3,225
25	McKesson Corp.	1,709
233	UnitedHealth Group, Inc.	6,614
103	WellPoint, Inc. (a)	5,030
		16,578
	Life Sciences Tools & Services — 0.4%
46	Thermo Fisher Scientific, Inc. (a)	2,236
	Pharmaceuticals — 8.7%
217	Abbott Laboratories	10,136
71	Johnson & Johnson	4,193
686	Merck & Co., Inc.	24,005
877	Pfizer, Inc.	12,499
		50,833
	Total Health Care	83,544
Industrials — 8.3%
	Aerospace & Defense — 1.4%
76	Honeywell International, Inc.	2,974
83	United Technologies Corp.	5,374
		8,348
	Industrial Conglomerates — 1.4%
220	General Electric Co.	3,179
146	Tyco International Ltd., (Switzerland)	5,159
		8,338
	Machinery — 3.2%
97	Deere & Co.	5,396
49	Eaton Corp.	3,210
45	Joy Global, Inc.	2,251
80	Navistar International Corp. (a)	3,916
68	Parker Hannifin Corp.	3,748
		18,521
	Road & Rail — 2.1%
148	Norfolk Southern Corp.	7,868
64	Union Pacific Corp.	4,466
		12,334
	Trading Companies & Distributors — 0.2%
42	GATX Corp.	1,115
	Total Industrials	48,656
Information Technology — 8.3%
	Communications Equipment — 1.0%
269	Cisco Systems, Inc. (a)	5,741
	Computers & Peripherals — 1.5%
195	Hewlett-Packard Co.	8,459
	Electronic Equipment, Instruments & Components — 0.8%
285	Corning, Inc.	4,608
	IT Services — 0.6%
29	International Business Machines Corp.	3,581
	Semiconductors & Semiconductor Equipment — 1.4%
35	Broadcom Corp., Class A	1,167
244	Intersil Corp., Class A	2,960
188	Marvell Technology Group Ltd., (Bermuda) (a)	2,966
52	Novellus Systems, Inc. (a)	1,306
		8,399
	Software — 3.0%
634	Microsoft Corp.	14,596
212	Symantec Corp. (a)	2,945
		17,541
	Total Information Technology	48,329
Materials — 3.1%
	Chemicals — 2.0%
153	Dow Chemical Co. (The)	3,637
239	E.l. du Pont de Nemours & Co.	8,250
		11,887
	Metals & Mining — 1.1%
107	Freeport-McMoRan Copper & Gold, Inc.	6,349
	Total Materials	18,236
Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 2.3%
156	AT&T, Inc.	3,771
357	Verizon Communications, Inc.	10,003
		13,774
	Wireless Telecommunication Services — 0.9%
1,242	Sprint Nextel Corp. (a)	5,266
	Total Telecommunication Services	19,040
Utilities — 4.1%
	Electric Utilities — 2.7%
151	Edison International	4,781
127	NextEra Energy, Inc.	6,197
416	NV Energy, Inc.	4,909
		15,887
	Multi-Utilities — 0.7%
116	SCANA Corp.	4,137
	Water Utilities — 0.7%
200	American Water Works Co., Inc.	4,110
	Total Utilities	24,134
	Total Common Stocks (Cost $551,410)	581,909
Short-Term Investment — 0.1%
	Investment Company — 0.1%
408	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (Cost $408)	408
	Total Investments — 99.5% (Cost $551,818)	582,317
	Other Assets in Excess of Liabilities — 0.5%	3,152
	NET ASSETS — 100.0%	$585,469

Percentages indicated are based on net assets.
NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :
(a) Non-income producing security.
(b) Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Directors and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f) Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. The Fund owns fair valued securities with a value of approximately $3,575,000 which amounts to 0.6% of total investments.
(i) Security has been deemed illiquid pursuant to procedures approved by the Board of Directors and may be difficult to sell.
(l) The rate shown is the current yield as of June 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010
(Amounts in thousands)

ASSETS:
Investments in non-affiliates, at value	$581,909
Investments in affiliates, at value	408
Total investment securities, at value	582,317
Cash	47
Receivables:
Investment securities sold	1,410
Fund shares sold	1,464
Interest and dividends	799
Prepaid expenses and other assets	4
Total Assets	586,041
LIABILITIES:
Payables:
Fund shares redeemed	72
Accrued liabilities:
Investment advisory fees	204
Business management fees	56
Shareholder servicing fees	58
Distribution fees	43
Other	139
Total Liabilities	572
Net Assets	$585,469

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010
(Amounts in thousands, except per share amounts)

NET ASSETS:
Paid in capital	$829,352
Accumulated undistributed (distributions in excess of) net investment income	3,684
Accumulated net realized gains (losses)	(278,066)
Net unrealized appreciation (depreciation)	30,499
Total Net Assets	$585,469
Net Assets:
Class A	$46,437
Class B	3,315
Class C	3,080
Institutional Class	532,637
Total	$585,469
Outstanding shares (total authorized capital stock — 500,000 $.01 par value, 48,518 outstanding)
Class A	3,848
Class B	279
Class C	259
Institutional Class	44,132
Net Asset Value:
Class A — Redemption price per share	$12.07
Class B — Offering price per share (a)	$11.89
Class C — Offering price per share (a)	$11.90
Institutional Class — Offering and redemption price per share	$12.07
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.74

Cost of investments in non-affiliates	$551,410
Cost of investments in affiliates	$408

(a) Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2010
(Amounts in thousands)

INVESTMENT INCOME:
Dividend income from non-affiliates	$12,123
Dividend income from affiliates (a)	16
Total investment income	12,139
EXPENSES:
Investment advisory fees	2,376
Business management fees	1,039
Distribution fees:
Class A	119
Class B	29
Class C	26
Shareholder servicing fees:
Class A	119
Class B	10
Class C	8
Institutional Class	539
Transfer agent fees	147
Auditing and legal fees	49
Custodian and accounting fees	56
Directors’ fees	34
Postage, stationary and supplies	63
Reports to shareholders	26
Registration and prospectus expenses	73
Other	121
Total expenses	4,834
Less amounts waived	(709)
Net expenses	4,125
Net investment income (loss)	8,014

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	24,286
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	28,725
Net realized/unrealized gains (losses)	53,011
Change in net assets resulting from operations	$61,025

(a)Includes reimbursement of investment advisory and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)
	Year Ended 6/30/10	Year Ended 6/30/09
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,014	$11,565
Net realized gain (loss)	24,286	(252,710)
Change in net unrealized appreciation (depreciation)	28,725	91,233
Change in net assets resulting from operations	61,025	(149,912)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(588)	(1,099)
Class B
From net investment income	(29)	(65)
Class C
From net investment income	(28)	(56)
Institutional Class
From net investment income	(8,805)	(12,747)
Total distributions to shareholders	(9,450)	(13,967)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	75,247	(129,001)
NET ASSETS:
Change in net assets	126,822	(292,880)
Beginning of period	458,647	751,527
End of period	$585,469	$458,647
Accumulated undistributed (distributions in excess of) net investment income	$3,684	$5,155

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIODS INDICATED
(Amounts in thousands)
	Year Ended 6/30/10	Year Ended 6/30/09
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,085	$3,057
Dividends and distributions reinvested	553	1,016
Cost of shares redeemed	(7,771)	(14,936)
Change in net assets from Class A capital transactions	$2,867	$(10,863)
Class B
Proceeds from shares issued	$124	$320
Dividends and distributions reinvested	26	59
Cost of shares redeemed	(906)	(2,198)
Change in net assets from Class B capital transactions	$(756)	$(1,819)
Class C
Proceeds from shares issued	$575	$386
Dividends and distributions reinvested	21	44
Cost of shares redeemed	(852)	(2,266)
Change in net assets from Class C capital transactions	$(256)	$(1,836)
Institutional Class
Proceeds from shares issued	$132,301	$73,097
Dividends and distributions reinvested	7,647	12,045
Cost of shares redeemed	(66,556)	(199,625)
Change in net assets from Institutional Class capital transactions	$73,392	$(114,483)
Total change in net assets from capital transactions	$75,247	$(129,001)

SHARE TRANSACTIONS:
Class A
Issued	777	286
Reinvested	42	106
Redeemed	(598)	(1,367)
Change in Class A shares	221	(975)
Class B
Issued	10	31
Reinvested	2	6
Redeemed	(73)	(205)
Change in Class B shares	(61)	(168)
Class C
Issued	45	37
Reinvested	2	5
Redeemed	(69)	(211)
Change in Class C shares	(22)	(169)
Institutional Class
Issued	10,168	6,562
Reinvested	583	1,261
Redeemed	(5,110)	(16,046)
Change in Institutional Class shares	5,641	(8,223)

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
Class A
Year Ended June 30, 2010	$10.74	$0.12	$1.37	$1.49	$(0.16)	$—	$(0.16)	$12.07	13.76%	$46,437	1.07%	0.98%	1.17%	79%
Year Ended June 30, 2009	14.36	0.25	(3.60)	(3.35)	(0.27)	—	(0.27)	10.74	(23.07)	38,947	1.07	1.96	1.19	98
Year Ended June 30, 2008	21.32	0.24	(4.95)	(4.71)	(0.23)	(2.02)	(2.25)	14.36	(23.72)	66,061	1.05	1.41	1.14	80
Year Ended June 30, 2007	17.95	0.25	3.85	4.10	(0.25)	(0.48)	(0.73)	21.32	23.23	97,106	1.07	1.28	1.21	80
January 1, 2006 through June 30, 2006 (e)	17.15	0.13	0.67	0.80	.—	—	—	17.95	4.66	77,228	1.10	1.47	1.23	42
Year Ended December 31, 2005	17.00	0.18	0.45	0.63	(0.17)	(0.31)	(0.48)	17.15	3.66	74,797	1.07	1.22	1.17	70

Class B
Year Ended June 30, 2010	10.59	0.08	1.32	1.40	(0.10)	—	(0.10)	11.89	13.11	3,315	1.57	0.48	1.67	79
Year Ended June 30, 2009	14.07	0.20	(3.51)	(3.31)	(0.17)	—	(0.17)	10.59	(23.37)	3,594	1.57	1.43	1.69	98
Year Ended June 30, 2008	20.94	0.16	(4.88)	(4.72)	(0.13)	(2.02)	(2.15)	14.07	(24.14)	7,149	1.55	0.90	1.64	80
Year Ended June 30, 2007	17.66	0.15	3.78	3.93	(0.17)	(0.48)	(0.65)	20.94	22.57	12,175	1.57	0.78	1.71	80
January 1, 2006 through June 30, 2006 (e)	16.91	0.08	0.67	0.75	—	—	—	17.66	4.44	9,370	1.60	0.97	1.73	42
Year Ended December 31, 2005	16.77	0.11	0.40	0.51	(0.06)	(0.31)	(0.37)	16.91	3.03	8,233	1.64	0.66	1.73	70

Class C
Year Ended June 30, 2010	10.60	0.07	1.33	1.40	(0.10)	.—	(0.10)	11.90	13.15	3,080	1.57	0.48	1.67	79
Year Ended June 30, 2009	14.09	0.22	(3.54)	(3.32)	(0.17)	.—	(0.17)	10.60	(23.41)	2,976	1.57	1.45	1.69	98
Year Ended June 30, 2008	20.97	0.16	(4.89)	(4.73)	(0.13)	(2.02)	(2.15)	14.09	(24.16)	6,347	1.55	0.90	1.64	80
Year Ended June 30, 2007	17.67	0.14	3.80	3.94	(0.16)	(0.48)	(0.64)	20.97	22.64	10,554	1.57	0.78	1.71	80
January 1, 2006 through June 30, 2006 (e)	16.92	0.08	0.67	0.75	—	—	—	17.67	4.43	8,011	1.60	0.97	1.73	42
February 23, 2005(f) through December 31, 2005	16.59	0.10	0.59	0.69	(0.05)	(0.31)	(0.36)	16.92	4.16	7,854	1.64	0.67	1.73	70

Institutional Class
Year Ended June 30, 2010	10.73	0.16	1.39	1.55	(0.21)	—	(0.21)	12.07	14.29	532,637	0.65	1.39	0.77	79
Year Ended June 30, 2009	14.38	0.31	(3.62)	(3.31)	(0.34)	—	(0.34)	10.73	(22.73)	413,130	0.65	2.37	0.79	98
Year Ended June 30, 2008	21.36	0.30	(4.96)	(4.66)	(0.30)	(2.02)	(2.32)	14.38	(23.46)	671,970	0.65	1.81	0.74	80
Year Ended June 30, 2007	17.98	0.32	3.87	4.19	(0.33)	(0.48)	(0.81)	21.36	23.75	926,124	0.65	1.70	0.81	80
January 1, 2006 through June 30, 2006 (e)	17.14	0.17	0.67	0.84	—	—	—	17.98	4.90	704,001	0.64	1.93	0.84	42
Year Ended December 31, 2005	17.00	0.28	0.42	0.70	(0.25)	(0.31)	(0.56)	17.14	4.11	568,515	0.65	1.64	0.84	70

(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
(d) Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e) Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.
(f) Commencement of offering of class of shares.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010

1. Organization

The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001, the Fund began operating as the JPMorgan Value Opportunities Fund. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment company. The Fund’s objective is to provide for long-term capital appreciation. The Fund offers Class A, Class B, Class C and Institutional Class shares. Institutional Class shares and Class C shares were initially offered on December 31, 2004 and February 19, 2005, respectively. Class A shares generally have a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge ("CDSC"). Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees, and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreement.

Effective November 1, 2009, Class B shares may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B shares prior to November 1, 2009, may continue to hold their Class B shares until they convert automatically to Class A shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations from comparable securities received from third party broker-dealers or independent or affiliated pricing services approved by the Fund’s Board of Directors. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are generally valued daily, primarily using independent or affiliated pricing services or third party broker-dealers approved by the Board of Directors. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Directors, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$60,333	$—	$—	$60,333
Consumer Staples	46,319	—	—	46,319
Energy	69,545	—	—	69,545
Financials	160,198	—	3,575	163,773
Health Care	83,544	—	—	83,544
Industrials	48,656	—	—	48,656
Information Technology	48,329	—	—	48,329
Materials	18,236	—	—	18,236
Telecommunication Services	19,040	—	—	19,040
Utilities	24,134	—	—	24,134
Total Common Stocks	578,334	—	3,575	581,909
Short-Term Investments
Investment Companies	408	—	—	408
Total Investments in Securities	$578,742	$—	$3,575	$582,317

There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2010.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):
	Balance as of 6/30/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/10
Investments in Securities
Common Stocks — Financials	$—	$—	$(92)	$—	$3,667	$—	$—	$3,575
Total	$—	$—	$(92)	$—	$3,667	$—	$—	$3,575

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(92,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration.  An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.  Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

At June 30, 2010 the Fund held approximately $3,575,000 or 0.6% of net assets in illiquid securities.

C. Securities Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — It is the Fund’s policy to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

For the fiscal year ended June 30, 2010, undistributed net investment income was decreased by approximately $35,000 and accumulated capital loss was decreased by approximately $35,000. The reclassifications relate primarily to distributions from investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Adviser") acts as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.40%.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and Shareholder Servicing Agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees charged to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in money market funds for the year ended June 30, 2010 was approximately $8,000.

B. Business Management Fee — Pursuant to the Business Management Agreement, Washington Management Corporation ("WMC" or the "Business Manager"), a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund’s average daily net assets. The annualized fee rate for the Fund is 0.175%. For the year ended June 30, 2010, the Business Manager waived fees as outlined in Note 3.F.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Directors has adopted Distribution Plans (the "Distribution Plans") for Class A, Class B and Class C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of up to 0.25% for Class A and 0.75% for Class B and Class C.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the CDSC from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the year ended June 30, 2010, the Distributor received approximately the following amounts: Class A — $119,000, Class B — $29,000 and Class C — $26,000. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations. Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of JLG, earned approximately $18,550 on its retail sales of shares of the Fund and Distribution Plan fees paid to it.

D. Shareholder Servicing Fees — The Fund has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides support services to shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets at an annual rate of 0.25% for Class A, Class B and Class C shares and 0.10% for the Institutional Class shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services. For the year ended June 30, 2010, the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. No credits were earned during the year ended June 30, 2010.

F. Waivers and Reimbursements — The Adviser, Business Manager and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses for Class A, Class B, Class C and the Institutional Class shares (excluding interest, taxes and extraordinary expenses) exceed 1.09%, 1.59%, 1.59% and 0.65%, respectively, of the average daily net assets for each class. Certain fee waivers made pursuant to that agreement will also have the effect of lowering other share class expenses. The contractual expense limitation agreements were in effect for the year ended June 30, 2010. The expense limitation percentages are due to expire October 31, 2011, but may be extended. For the year ended June 30, 2010, the Fund’s service providers contractually waived fees for the Fund as follows:

Business Manager — approximately $580,000, Shareholder Servicing Agent - approximately $129,000.  None of these parties expect the Fund to repay any such waived fees in future years.

G. Other — All officers of the Fund and two of its directors are affiliated with the Business Manager and receive no compensation from the Fund for serving in their respective roles.

During the year ended June 30, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser or Business Manager.

The Fund may use related party broker/dealers. For the year ended June 30, 2010, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser or Business Manager.

4. Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of approximately $536,261,000 and sales of approximately $459,646,000 during the year ended June 30, 2010. During the year ended June 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s Adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

6. Federal Income Tax Matters

The tax character of distributions paid were as follows (amounts in thousands):

For the year ended June 30, 2010
Distributions from Ordinary Income	Distributions from Long-Term Capital Gains	Total Distributions Paid
$9,450	$—	$9,450
For the year ended June 30, 2009
Distributions from Ordinary Income	Distributions from Long-Term Capital Gains	Total Distributions Paid
$13,967	$—	$13,967

As of June 30, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Currently distributable ordinary income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$3,684
Currently distributable long-term capital gains or (tax basis capital loss carryover) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(260,227)
Aggregate cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	569,657
Gross unrealized appreciation on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39,442
Gross unrealized depreciation on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(26,782)
Net unrealized appreciation on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,660

The cumulative timing differences primarily consist of wash sale loss deferrals.

The difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

As of June 30, 2010, the Fund had approximately $260,227,000 in net capital loss carryforwards available to offset future realized gains, of which $142,998,000 expire in the year 2017 and $117,229,000 expire in the year 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of JPMorgan Value Opportunities Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Value Opportunities Fund, Inc. (the "Fund") at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$ 921.40	$5.05	1.06%
Hypothetical	1,000.00	1,019.54	5.31	1.06
Class B
Actual	1,000.00	918.10	7.42	1.56
Hypothetical	1,000.00	1,017.06	7.80	1.56
Class C
Actual	1,000.00	918.20	7.42	1.56
Hypothetical	1,000.00	1,017.06	7.80	1.56
Institutional Class
Actual	1,000.00	922.80	3.10	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

On February 18, 2010, the Fund’s Board of Directors (the "Board"), including a majority of the Independent Directors, approved the renewal of the Fund’s Investment Advisory Agreement (the "Agreement") with J.P. Morgan Investment Management, Inc. ("JPMIM") for an additional one-year term through March 31, 2011. The Board approved renewal of the Agreement following the recommendation of the Contracts Sub-Committee of the Fund’s Governance Committee (the "Committee"), which is comprised of all of the Fund’s Independent Directors. The Board and Committee determined the Fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interest of the Fund and its shareholders.

1. Review process

During the course of each year, the Independent Directors receive various materials related to the services and portfolio investment results of JPMIM. These materials include reports from the portfolio managers; reports related to the Fund’s portfolio holdings and transactions; reports about investment results and portfolio composition relative to the Fund’s performance benchmark — the Russell 1000 Value Index; and other information relating to JPMIM’s policies and procedures. In addition, in advance of the meetings on February 18, the Independent Directors had requested and evaluated materials from JPMIM and Washington Management Corporation, the Fund’s Business Manager, as well as reports providing comparative data on fund fees, expenses and performance compiled by Lipper Inc. ("Lipper"), an independent provider of mutual fund data. Independent legal counsel also provided a memorandum reviewing the legal standards applicable to the proposed renewal of the Agreement. During the course of the Committee Meeting, the Independent Directors met with representatives of JPMIM and the Business Manager and then in executive session with independent legal counsel and without representatives of JPMIM or the Business Manager present.

2. Materials and Factors Reviewed

The Directors reviewed factors they believed relevant, including, but not limited to: the professional experience and qualifications of JPMIM’s senior management and portfolio management team; the Fund’s investment results — both absolute and relative to the Russell 1000 Value Index, other broad market indexes, and the Lipper Large-Cap Value Funds Index; the performance of other similar funds; fees charged to the Fund by JPMIM; fees charged to other JPMIM funds and clients; advisory fees incurred by other similar funds; fund expense ratio data; the nature, extent and quality of services provided by JPMIM and its affiliates, including distribution, custodial, fund accounting and shareholder services; JPMIM’s brokerage and "soft dollar" policies and the Fund’s portfolio turnover rate; various compliance-related matters; ancillary benefits received by JPMIM and its affiliates as a result of their relationship to the Fund; the profitability of the relationship with the Fund to JPMIM and its affiliates; and the terms of the Agreement.

3. Conclusions

No one factor was considered determinative in the Directors’ decision to approve the Agreement, and the Directors did not necessarily give equal weight to any one specific factor. Based on their review, the Directors concluded that the terms of the Agreement, as well as the fees to be paid under it, are fair and reasonable and that the Agreement should be renewed through March 31, 2011. In reaching that conclusion, the Directors reviewed, as noted above, a variety of factors some of which are discussed below in greater detail:

Nature, Extent and Quality of Services Provided by the Adviser and Investment Performance. The Directors received and considered information regarding the nature, extent and quality of the services provided by JPMIM to the Fund under the Agreement. The Directors took into account information furnished, and the knowledge gained, throughout the year at Board and Committee Meetings, as well as the material furnished specifically in connection with this review. In addition, they considered the overall reputation and capabilities of JPMIM, the depth and quality of the portfolio management team, and JPMIM’s commitment to provide high quality services to the Fund.

The Directors received and considered the Fund’s relative invest-ment results. This information included the Fund’s percentile ranking by total return for one-year (77th), three-year (81st) and five-year (75th) periods, ending December 31, 2009 within the Lipper Large-Cap Funds investment classification. The Directors also considered the Fund’s performance in comparison to the performance results of a much smaller group of similar funds (the "Peer Group") and the Fund’s performance against its benchmark. The Directors reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and investment classification.

Advisory Fees and Other Fund Expenses, Costs of Services Provided and Adviser Profitability. The Directors considered the advisory fee paid by the Fund to JPMIM comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper investment classification as the Fund. The Directors also considered the fee waiver and/or expense reimbursement arrangements established for the Fund and the operating expense ratios for each share class after taking waivers and reimbursements into account. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors also received and considered information about the advisory fee rates offered to other clients of JPMIM, and where those clients were other mutual funds, the Directors considered the degree to which they were comparable. The Directors noted that the Fund’s actual management fee rate (after waivers) was the lowest in its Peer Group, while the contractual fee rate ranked 5th out of 15 for retail funds and 2nd out of seven for institutional funds in its Peer Group. Management fees for this purpose include fees of JPMIM and the Business Manager combined. Total Fund expenses also compared favorably relative to both the retail and institutional peer groups and expense universe.

JPMIM presented their intention to maintain the contractual investment advisory fee of 0.40% without any changes to services provided under the Agreement. The Directors also noted the potential ancillary benefits that various affiliates of JPMIM may receive by providing other services to the Fund and earning fees for those services (e.g. distribution, shareholder service, custody, fund accounting).

At the request of the Directors, JPMIM provided information regarding the profitability to JPMIM and its affiliates in providing services to the Fund. The Directors recognized that this data is not audited and represents JPMIM’s determination of its revenues from the Fund, less expenses. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by JPMIM. The Directors were also furnished with information related to amounts received by JPMIM affiliates under the Fund’s distribution plans and shareholder service agreement. The Directors took this information into account in concluding that the advisory fees were fair and reasonable.

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as a result of the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended June 30, 2010, approximately $9,450,000 of the ordinary distributions paid by the Fund is considered qualified dividend income. Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For the purposes of computing this exclusion, 100% of the dividends paid by the Fund from net investment income represent qualifying dividends.

DIRECTORS
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request, by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name, Age and Position with the Fund	Year First Elected a Director or Officer of the Fund (a)	Principal Occupation(s) During Past 5 Years	Other Directorships Held (b)
Independent Directors
Nariman Farvardin, 53	2009	Senior Vice President for Academic Affairs & Provost, University of Maryland; former Dean, The A. James Clark School of Engineering, University of Maryland	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Barbara Hackman Franklin, 70	2007	President and Chief Executive Officer, Barbara Franklin Enterprises (international business and corporate governance consulting); former U.S. Secretary of Commerce	Aetna, Inc; The American Funds Tax-Exempt Series I; The Dow Chemical Company; and Washington Mutual Investors Fund
R. Clark Hooper, 63	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD	American Funds Group (44 portfolios) and The Swiss Helvetia Fund Inc.
James C. Miller III, 68	2001	Senior Advisor, Husch Blackwell Sanders LLP; former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); former Director, U.S. Office of Management and Budget	The American Funds Tax-Exempt Series I; Clean Energy Fuels Corporation; and Washington Mutual Investors Fund
Donald L. Nickles, 61	2009	Chairman and CEO, The Nickles Group (consulting and business venture firm); former United States Senator	The American Funds Tax-Exempt Series I; Chesapeake Energy Corporation; Valero Energy Corporation; and Washington Mutual Investors Fund
J. Knox Singleton, 60 Chairman of the Board (Independent and Non-Executive)	2001	President and Chief Executive Officer, INOVA Health System	The American Funds Tax-Exempt Series I; Healthcare Realty Trust, Inc.; and Washington Mutual Investors Fund
Interested Directors (c)
James H. Lemon, Jr., 74 Vice Chairman of the Board	1985	Chairman of the Board and Chief Executive Officer, The Johnston-Lemon Group, Incorporated (financial services holding company)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Jeffrey L. Steele, 64 President	1999	President and Director, Washington Management Corporation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund

(a)Directors and officers of the Fund hold office until their resignation, removal or retirement.

(b)This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the JPMorgan Funds family of mutual funds.

(c)"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s Business Manager, Washington Management Corporation.

The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

OTHER OFFICERS
(Unaudited)

Name, Age and Position with Fund	Year First Elected an Officer of the Fund*	Principal Occupation(s) During Past 5 Years
Michael W. Stockton, 43 Senior Vice President, Treasurer and Assistant Secretary	1993	Senior Vice President, Secretary, Treasurer, and Director, Washington Management Corporation
Lois A. Erhard, 58 Vice President	1987	Vice President, Washington Management Corporation
Jennifer L. Butler, 44 Secretary	2005	Vice President and Assistant Secretary, Washington Management Corporation; former Specialist, Fund Administration, Pacific Investment Management Company
Stephanie L. Pfromer, 42 Assistant Secretary	2007	Vice President and General Counsel, Washington Management Corporation; former Vice President and Senior Counsel, The BISYS Group, Inc. (now Citigroup, Inc.)
J. Lanier Frank, 49 Assistant Vice President	1995	Assistant Vice President, Washington Management Corporation
Curt M. Scott, 31 Assistant Treasurer	2007	Assistant Vice President and Assistant Treasurer, Washington Management Corporation; former Financial Analyst, The BISYS Group, Inc. (now Citigroup, Inc.)

*Officers of the Fund hold office until their resignation, removal or retirement.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a Fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Fund before investing. The prospectus contains this and other information about the Fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation ("SIPC"), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of the Fund’s proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Value Opportunities Fund

1101 Vermont Avenue, NW

Washington, DC 20005-3585

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.AN-VO-610

Item 2.  Code of Ethics.

The Registrant has adopted a code of professional standards that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code.  Such request can be made to the Registrant at 800/972-9274 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.  The code of professional standards is included as an exhibit to this filing.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board has determined that James C. Miller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such.  Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

Item 4.  Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's independent registered public accounting firm for the audit of the Registrant's annual financial statements or services that are normally provided by the independent registered public accounting firm in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,100 in 2009 and $31,100 in 2010.

(b)  Audit-Related Fees.  There were no audit-related fees for the Registrant during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the independent registered public accounting firm to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Services Affiliates,  which required pre-approval by the Audit Committee were $3,989,000 for the year ended  December 31, 2008 and $3,586,000 for the year ended December 31, 2009.  These fees were for services in connection with the preparation of reports on controls over the administration and processing of transactions (US Statement on Auditing Standards No. 70 (“SAS 70 reports”)).

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the independent registered public accounting firm for tax compliance, tax advice, and tax planning ("Tax Services") were $8,000 in 2009 and $8,000 in 2010.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)  All Other Fees.  There were no other fees billed in the Reporting Periods for products or services provided by the independent registered public accounting firm to the Registrant, or services provided to Service Affiliates which were required to be pre-approved for the fiscal year ended June 30, 2009 or 2010, other than the services reported above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the independent registered public accounting firm for the Registrant, as well as the independent registered public accounting firm's engagements for non-audit services to Service Affiliates when the engagement relates directly to the operations and financial reporting of the Registrant.  Certain approvals are conditioned upon various factors.  Pre-approval considerations include whether the proposed services are compatible with maintaining the independent registered public accounting firm's independence.  Generally, pre-approvals pursuant to the Policy are considered annually.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to the procedures contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were 100% in 2009 and 100% in 2010.

(f) None.

(g) Non-Audit Fees.  The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $24.8 million in 2009 and $20.4 million in 2010.

(h) Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved pursuant to the procedures contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (not requiring pre-approval) is compatible with maintaining the independent registered public accounting firm's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.  Schedule of Investments.

The full schedule of investments for the Registrant is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940.  The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

Item 11.  Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3(c) under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	Code of Ethics subject of the disclosure required by Item 2 is filed as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Value Opportunities Fund, Inc.

By /s/ Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: August 30, 2010

By /s/ Michael W. Stockton
Michael W. Stockton, Principal Financial Officer, Senior Vice President and Treasurer

Date: August 30, 2010